SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 26, 2003

                             Watts Industries, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-11499                    04-2916536
(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

                               815 Chestnut Street
                             North Andover, MA 01845
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (978) 688-1811

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                             WATTS INDUSTRIES, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 5. Other Events

      On March 26, 2003 Watts Industries, Inc. ("Watts") issued a press release setting forth Watts' revised earnings for the three months and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit
99.1 and hereby incorporated by reference.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      Exhibit 99.1 - Press Release of Watts Industries, Inc. dated March 26,
      2003.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WATTS INDUSTRIES, INC.


Date: March 26, 2003                        By: /s/ William C. McCartney
                                                -------------------------------
                                                  William C. McCartney
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                 EXHIBIT
--------------                 -------

    99.1             Press release dated March 26, 2003, issued by Watts
                     Industries, Inc.